                                                                    Exhibit 99.1
                                                 (PROXIM WIRELESS NETWORKS LOGO)

CONTACT
Ben Gibson
Proxim Corporation
(408) 542-5366
bgibson@proxim.com

         PROXIM CORPORATION REPORTS FIRST QUARTER 2004 FINANCIAL RESULTS

SUNNYVALE, CALIF., APRIL 27, 2004 -- Proxim Corporation (Nasdaq: PROX), a global leader in wireless networking equipment for Wi-Fi and broadband wireless, today announced financial results for the first quarter ended April 2, 2004, consistent with preliminary results announced on April 7, 2004. Revenue for the first quarter of 2004 was $26.7 million, compared to $40.0 million for the first quarter of 2003. The first quarter of 2003 included $34.0 million in product revenue and $6.0 million in one-time license revenue from a patent litigation settlement with Intersil Corporation.

Factors that contributed to the first quarter revenue shortfall included the following:

- Lower than expected carrier revenue during a seasonally challenging first quarter due to carrier consolidation and delayed deployments. Order flow materialized later in the quarter than expected, which contributed to Proxim's closing $12.0 million order backlog.

- The impact of product transition from the Proxim ORiNOCO AP-2000 wireless LAN family to the next generation Proxim ORiNOCO AP-4000 access point, the first in a new family of Wi-Fi products.

- Declining legacy LAN revenue, including network interface cards and RangeLAN2 wireless products.

The net loss attributable to common stockholders computed in accordance with Generally Accepted Accounting Principles (GAAP) for the first quarter of 2004 was $(17.5) million, or $(0.14) per share, compared to the GAAP net loss of $(10.8) million, or $(.09) per common share in the first quarter of 2003.

The non-GAAP, or pro-forma, net loss from operations in the first quarter of 2004 was $(5.1) million or $(.04) per common share, consistent with the preliminary results provided on April 7, 2004. This compares with a non-GAAP, or pro-forma, loss of $(2.6) million, or $(.02) per common share for the first quarter of 2003. A detailed and specific reconciliation of the differences from the pro-forma loss from operations to the GAAP loss is included in the accompanying financial tables.

Proxim ended the quarter on April 2, 2004 with $20.6 million in cash and cash equivalents, restricted cash and marketable securities, which were valued at $3.9 million. The corresponding year-end 2003 balance was $23.0 million, including cash and cash equivalents, restricted cash and the securities valued at their $2.0 million cost.

"We are encouraged by Proxim's continued strength in operational management and product portfolio leadership," said Frank Plastina, Chairman and CEO of Proxim Corporation. "We are seeing encouraging margin improvement with our next-generation product portfolio leadership. Our solutions are clearly well-positioned for the ongoing enterprise and service provider market trend toward high-speed, end-to-end wireless connectivity."

CONFERENCE CALL INFORMATION
Today's call begins at 5:00 PM Eastern/2:00 PM Pacific Time.

DIAL-IN INFORMATION
To listen to the conference call via telephone, dial (913) 981-5508 at least five minutes prior to the scheduled start time.

WEBCAST INFORMATION
To listen to the webcast, go to www.proxim.com, and click on the link titled "Proxim Corporation First Quarter 2004."

The minimum requirements to listen include sound capabilities on your personal computer and installation of RealPlayer software available at no cost for Windows 95/98/2000/ME/XP, Windows 3.1, Windows NT, Macintosh, and UNIX systems from RealNetworks, Inc., www.real.com.

The call will be archived immediately following the conference call and will remain available at http://investor.proxim.com. Additionally, the conference call will be available on a recorded telephone archive by calling toll free
(888) 203-1112 and entering pass code 596420, beginning Tuesday, April 27, 2004 at 8:00 PM Eastern Time until midnight Eastern Time on Friday, April 30, 2004. For international callers, the recorded telephone archive is available by calling the following toll number: (719) 457-0820 and entering pass code 596420.

ABOUT PROXIM
Proxim Corporation is a global leader in wireless networking equipment for Wi-Fi and broadband wireless networks. The company is providing its enterprise and service provider customers with wireless solutions for the mobile enterprise, security and surveillance, last mile access, voice and data backhaul, public hot spots, and metropolitan area networks. This press release and more information about Proxim can be found on the Web at www.proxim.com.

SAFE HARBOR
This press release contains forward-looking statements as that term is defined in the
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Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning Proxim's belief that it's solutions are well-positioned for the ongoing enterprise and service provider market trend toward high-speed, end-to-end wireless connectivity, and are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to: Proxim's ability to maintain its debt and credit facilities; the risk that Proxim's efforts to improve operating efficiencies and return to profitability will not succeed; the risk that the market for Proxim's products will not grow as anticipated or that Proxim will not be able to take advantage of market opportunities due to competition, product performance, product pricing, product supply or other issues and other risks and uncertainties associated with Proxim's business. For additional information regarding risks relating to Proxim's business, see Proxim Corporation's Form 10-K for the year ended December 31, 2003 and other relevant materials filed by Proxim with the SEC.

                                      # # #

                               PROXIM CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)
                                   (UNAUDITED)


                                                    APRIL 2,      DECEMBER 31,
                                                      2004            2003
                                                   ---------      ------------
ASSETS
Current assets:
  Cash and cash equivalents                        $  16,132       $  19,756
  Short-term investments                               3,864              --
  Accounts receivable, net                             9,945          13,961
  Inventory, net                                      19,358          19,939
  Other current assets                                 3,871           5,301
                                                   ---------       ---------
   Total current assets                               53,170          58,957
Property and equipment, net                            6,761           7,522
Goodwill and other intangible assets, net             44,694          50,059
Restricted cash                                          618           1,254
Other assets                                             316           2,316
                                                   ---------       ---------
   Total assets                                    $ 105,559       $ 120,108
                                                   =========       =========

LIABILITIES, MANDATORILY REDEEMABLE PREFERRED
  STOCK AND STOCKHOLDERS' DEFICIT
Current liabilities:
  Accounts payable                                 $   8,673       $  10,500
  Capital lease obligations, current                   1,176           1,176
  Accrued royalties and interest                      27,819          26,906
  Other accrued liabilities                           24,137          20,804
  Convertible promissory note                         36,435          34,735
                                                   ---------       ---------
   Total current liabilities                          98,240          94,121
Capital lease obligations, long-term                     635             934
Long-term debt                                           101             101
Restructuring accruals, long-term                      9,084           8,660
Common stock warrants                                 16,700          21,800
                                                   ---------       ---------
   Total liabilities                                 124,760         125,616
                                                   ---------       ---------

Series A mandatorily redeemable preferred stock       75,937          73,580
                                                   ---------       ---------

Stockholders' deficit:
  Capital stock                                      319,688         319,376
  Accumulated deficit                               (415,234)       (397,753)
  Notes receivable from stockholders                    (711)           (711)
  Accumulated other comprehensive income               1,119              --
                                                   ---------       ---------
   Total stockholders' deficit                       (95,138)        (79,088)
                                                   ---------       ---------
   Liabilities, mandatorily redeemable
     preferred stock and stockholders' deficit     $ 105,559       $ 120,108
                                                   =========       =========

                               PROXIM CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (UNAUDITED)

                                                                       THREE MONTHS ENDED
                                                                   --------------------------
                                                                    APRIL 2,        MARCH 28,
                                                                      2004             2003
                                                                   ---------        ---------
Product revenue, net                                               $  26,697        $  34,029
License revenue                                                           --            6,000
                                                                   ---------        ---------
   Total revenue, net                                                 26,697           40,029
Cost of revenue                                                       17,377           20,928
Royalty charges                                                          828               --
                                                                   ---------        ---------
   Gross profit                                                        8,492           19,101
                                                                   ---------        ---------
Operating expenses:
  Research and development                                             4,554            7,883
  Selling, general and administrative                                 11,372           12,095
  Legal expense for certain litigation                                   745            3,000
  Amortization of intangible assets                                    5,364            5,500
  Restructuring charges                                                2,167               --
                                                                   ---------        ---------
   Loss from operations                                              (15,710)          (9,377)
Interest and other income (expense), net                                (858)              99
                                                                   ---------        ---------
   Loss before income taxes                                          (16,568)          (9,278)
Income tax benefit                                                      (745)              --
                                                                   ---------        ---------
   Net loss                                                          (15,823)          (9,278)
Accretion of Series A preferred stock obligations                     (1,658)          (1,525)
                                                                   ---------        ---------
   Net loss attributable to common stockholders                    $ (17,481)       $ (10,803)
                                                                   =========        =========

Net loss per share - basic and diluted                             $   (0.14)       $   (0.09)
                                                                   =========        =========
Shares used to compute net loss per share - basic and diluted        123,182          120,274
                                                                   =========        =========

As a percentage of total revenue:

Gross margin                                                            31.8%            47.7%
Research and development expense                                        17.1%            19.7%
Selling, general and administrative expense                             42.6%            30.2%

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                               PROXIM CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (UNAUDITED)

                                                                       THREE MONTHS ENDED
                                                                   --------------------------
                                                                    APRIL 2,        MARCH 28,
                                                                      2004             2003
                                                                   ---------        ---------
Product revenue                                                    $  26,697        $  34,029
License revenue                                                           --            6,000
                                                                   ---------        ---------
   Total revenue                                                      26,697           40,029
Cost of revenue                                                       17,377           20,928
                                                                   ---------        ---------
   Gross profit                                                        9,320           19,101
Operating expenses:
  Research and development                                             4,554            7,883
  Selling, general and administrative                                 11,372           12,095
  Legal expense for certain litigation                                   745            3,000
                                                                   ---------        ---------
   Loss from operations                                               (7,351)          (3,877)
Interest and other income (expense), net                                (433)              99
                                                                   ---------        ---------
   Loss before income taxes                                           (7,784)          (3,778)
 Income tax benefit                                                   (2,724)          (1,133)
                                                                   ---------        ---------
   Net loss                                                        $  (5,060)       $  (2,645)
                                                                   =========        =========

Net loss per share - basic and diluted                             $   (0.04)       $   (0.02)
                                                                   =========        =========
Shares used to compute net loss per share - basic and diluted        123,182          120,274
                                                                   =========        =========
As a percentage of total revenue:

Gross margin                                                            34.9%            47.7%
Research and development expense                                        17.1%            19.7%
Selling, general and administrative expense                             42.6%            30.2%

                               PROXIM CORPORATION
                      GAAP TO PRO FORMA LOSS RECONCILIATION
                                 (in thousands)
                                   (UNAUDITED)

                                                  THREE MONTHS ENDED
                                                -----------------------
                                                APRIL 2,       MARCH 28,
                                                  2004           2003
                                                --------       --------
GAAP net loss                                   $(17,481)      $(10,803)
Royalty charges and interest                         913             --
Amortization of intangible assets                  5,364          5,500
Restructuring charges                              2,167             --
Interest on convertible promissory note            2,548             --
Amortization of debt discount and issuance
costs                                              2,892             --
Revaluation of common stock warrants              (5,100)            --
Accretion of Series A preferred stock              1,658          1,525
Income tax benefit                                 1,979          1,133
                                                --------       --------
Pro forma net loss                              $ (5,060)      $ (2,645)
                                                ========       ========

Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Proxim uses non-GAAP, or pro forma, measures of operating results, net income/loss and income/loss per share, which are adjusted to exclude certain costs, expenses, gains and losses that we believe are useful to enhance the overall understanding of our financial performance. These adjustments to our GAAP results are made with the intent of providing both management and investors a supplemental understanding of Proxim's underlying operational results and trends. Adjusted pro forma results are among the primary indicators management uses as a basis for planning and forecasting our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for Proxim's financial results prepared in accordance with generally accepted accounting principles in the United States of America.